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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      August 21, 1997
                                                --------------------------



                              Commercial Credit Company
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                (Exact name of registrant as specified in its charter)


     Delaware                     1-6594                 52-0883351
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    (State or other           (Commission             (IRS Employer
    jurisdiction of           File Number)            Identification No.)
    incorporation)

              300 Saint Paul Place, Baltimore, Maryland          21202
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         (Address of principal executive offices)          (Zip Code)

                                    (410) 332-3000
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                 (Registrant's telephone number, including area code)

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                              COMMERCIAL CREDIT COMPANY
                              Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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    Exhibits:

    EXHIBIT NO.    DESCRIPTION
    -----------    -----------

    1.01 Distribution Agreement, dated August 21, 1997, among the Company and Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, relating to the offer and sale of the Company's Medium-Term Notes, Eighth Series, Due Nine Months or More from Date of Issue.

    4.01 Form of Fixed Rate Note for the Company's Medium-Term Notes, Eighth Series, Due Nine Months or More from Date of Issue.

    4.02 Form of Floating Rate Note for the Company's Medium-Term Notes, Eighth Series, Due Nine Months or More from Date of Issue.

                                          2


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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  August 21, 1997                COMMERCIAL CREDIT COMPANY



                                  By      /s/ Firoz B. Tarapore
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                                      Firoz B. Tarapore
                                      Vice President



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